Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Unless the context otherwise requires, the “Company” refers to Forian Inc., a Delaware corporation, and “Kyber” refers to Kyber Data Science LLC, a Delaware limited liability company.

Description of the Business Combination

On October 31, 2024, Forian Inc. (the “Company”) entered into a Membership Interest Assignment Agreement (the “Assignment Agreement”), by and among Cowen Inc. (“Cowen”), IMcK Holdings LLC (“Minority Seller” and together with Cowen, the “Sellers”), Kyber Data Science, LLC (“Kyber”) and the Company, pursuant to which the Company acquired all outstanding equity interests of Kyber (the “Transferred Interests”) from the Sellers, effective October 31, 2024 (the “Transaction”).

Pursuant to the terms of the Assignment Agreement, at the closing, Sellers transferred and assigned all of the Transferred Interests to the Company in consideration of the Company’s assumption of Kyber’s ordinary course liabilities. The Assignment Agreement also contains a customary post-closing working capital adjustment, if applicable. All outstanding Class B Units of Kyber were cancelled prior to the closing of the Transaction and no consideration was paid to the Class B Unit holders.

The Assignment Agreement contains customary representations, warranties and covenants, as well as customary indemnification provisions and post-closing covenants, including regarding employees, the preparation of post-closing financial statements and the Company’s commitment to continue to support existing customers of Kyber.

The Company is considered to be the accounting acquirer, as further discussed in “Note 1 — Basis of Presentation” of this unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only, in accordance with Article 11 of Regulation S-X and are not intended to represent or to be indicative of the income or financial position that the Company would have reported had the Transaction been completed as of the dates set forth in the unaudited pro forma condensed combined financial statements due to various factors. The unaudited pro forma condensed combined statement of financial position does not purport to represent the future financial position of the Company and the unaudited pro forma condensed combined statements of operations do not purport to represent the future results of operations of the Company. The Company has not completed a formal valuation of Kyber’s assets and liabilities, including identifiable intangible assets as of the date of this Current Report on Form 8-K/A. As a result, estimates of fair value are based upon certain currently available information. Accordingly, actual adjustments to the combined company’s financial statements following the Transaction will differ, perhaps materially, from those reflected in the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet as of September 30, 2024 combines the historical unaudited condensed balance sheet of the Company as of September 30, 2024 and the historical unaudited balance sheet of Kyber as of September 30, 2024 on a pro forma basis as if the Transaction had been consummated on September 30, 2024. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2024 and the unaudited pro forma condensed statement of operations for the year ended December 31, 2023 combine the historical condensed statement of operations of the Company for the nine months ended September 30, 2024 and the year ended December 31, 2023 and the historical statement of operations of Kyber for the same periods on a pro forma basis as if the Transaction had been consummated immediately prior to January 1, 2023.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Transaction.

The unaudited pro forma condensed combined financial information is presented to illustrate the estimated effects of the Transaction, and should be read in conjunction with the following:

•
the audited financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2024;

•
the unaudited financial statements of the Company for the nine months ended September 30, 2024, included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, as filed with the SEC on November 13, 2024;

•
the audited financial statements of Kyber as of and for the year ended December 31, 2023 and the unaudited financial statements of Kyber as of and for the nine months ended September 30, 2024, included in this Current Report on Form 8-K/A; and

•
the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, as filed with the SEC on March 29, 2024, and November 13, 2024, respectively.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS AS OF SEPTEMBER 30, 2024

			Transcaction
	Forian Inc	Kyber	Accounting	Management		Pro Forma
	(Historical)	(Historical)	Adjustments	Adjustments	Notes	Combined
ASSETS
Current assets:
Cash and cash equivalents	$2,707,688	$6,898,789	$(3,910,156)	$-	B	$5,696,321
Marketable securities	46,650,200	-	-	-		46,650,200
Accounts receivable, net	3,546,582	665,497	-	-		4,212,079
Contract assets	875,032					875,032
Prepaid expenses	697,780					697,780
Other assets	1,349,364	11,536	-	-		1,360,900
Total current assets	55,826,646	7,575,822	(3,910,156)	-		59,492,312

Property and equipment, net	52,680					52,680
Right of use assets, net	41,244					41,244
Intangible assets		8,607,455	(8,607,455)	-	A	-
			1,295,000	-	A	1,295,000
Deposits and other assets	1,591,420		-	-		1,591,420
Total assets	$57,511,990	$16,183,277	$(11,222,611)	$-		$62,472,656

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$843,829					$843,829
Accrued expenses and other liabilities	2,618,108	1,988,167	-	(1,864,988)	C	4,418,786
			-	1,677,499	C
Payable to seller			250,000			250,000
Compensation payale		1,677,499	-	(1,677,499)	C	-
Short-term operating lease liabilities	23,146					23,146
Deferred revenues	2,243,719	-		1,864,988	C	4,108,707
Payable to affiliates		38,457,447	(38,457,447)	-	B	-
Convertible notes payable, net of debt issuance costs ($6,000,000 in principal is held by a related party)	24,370,509	-	-	-		24,370,509
Total current liabilities	30,099,311	42,123,113	(38,207,447)	-		34,014,977

Long-term liabilities:
Other liabilities	518,098					518,098
Total long-term liabilities	518,098	-	-	-		518,098

Total liabilities	30,617,409	42,123,113	(38,207,447)	-		34,533,075

Commitments and contingencies
Stockholders’ equity:
Preferred Stock; par value $0.001; 5,000,000 Shares authorized; 0 issued and outstanding as of September 30, 2024 and December 31, 2023	-					-
Common Stock; par value $0.001; 95,000,000 Shares authorized; 31,092,695 issued and outstanding as of September 30, 2024 and 30,920,450 issued and outstanding as of December 31, 2023	31,093					31,093
Additional paid-in capital	78,519,683	-	-	-		78,519,683
Members equity		(25,939,836)	(16,427,767)	-	B	-
			42,367,603	-	B
Accumulated deficit	(51,656,195)	-	1,045,000	-	A	(50,611,195)
Total stockholders’ equity	26,894,581	(25,939,836)	26,984,836	-		27,939,581
Total liabilities and stockholders’ equity	$57,511,990	$16,183,277	$(11,222,611)	$-		$62,472,656

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024

			Transcaction
	Forian Inc	Kyber	Accounting	Management		Pro Forma
	(Historical)	(Historical)	Adjustments	Adjustments	Notes	Combined

Revenue	$14,340,791	$3,428,880	$-	$-		$17,769,671

Costs and Expenses:
Cost of revenue	4,913,195			6,174,240	BB	11,087,435
Research and development	989,052	-	-	523,845	BB	1,512,897
Sales and marketing	3,029,783	-	-	1,026,375	BB	4,056,158
General and administrative	9,771,343		-	3,913,558	BB	13,684,901
Kyber operating expenses		11,638,018		(11,638,018)	BB	0
Litigation Settlements and related expenses	1,152,670					1,152,670
Depreciation and amortization	23,405	-	151,667		AA	175,072
Total costs and expenses	19,879,448	11,638,018	151,667	-		31,669,133

Operating loss From Continuing Operations	(5,538,657)	(8,209,138)	(151,667)	-		(13,899,462)

Other Income (Expense):
Change in fair value of warrant liability	563	-	-	-		563
Interest and investment income	1,951,812	-	-	-		1,951,812
Gain on sale of investment	80,694	-	-	-		80,694
Interest expense	(587,684)	-	-	-		(587,684)
Gain on debt redemption	137,356	-	-	-		137,356
Total other income (expense), net	1,582,741	-	-	-		1,582,741

(Loss) from continuing operations before income taxes	(3,955,916)	(8,209,138)	(151,667)	-		(12,316,721)
Income taxes	(14,865)					(14,865)
Net income (loss)	$(3,970,781)	$(8,209,138)	$(151,667)	$-		$(12,331,586)

Net loss per share - basic and diluted	$(0.13)	$(0.26)	$(0.00)	$-		$(0.40)

Weighted-average shares outstanding- basic and diluted	31,064,418	31,064,418	31,064,418	31,064,418		31,064,418

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023

	Forian Inc (Historical)	Kyber (Historical)	Transcaction Accounting Adjustments	Management Adjustments	Notes	Pro Forma Combined

Revenue	$20,481,330	$4,166,374	$-	$(6,230)	BB	$24,641,474

Costs and Expenses:
Cost of revenue	5,477,032		-	8,511,754	BB	13,988,786
Research and development	1,407,580	-	-	872,901	BB	2,280,481
Sales and marketing	4,884,267	-	-	1,826,634	BB	6,710,901
General and administrative	13,633,193	-	-	5,270,056	BB	18,903,249
Kyber operating expenses		16,486,603	-	(16,486,603)	BB
Separation expenses	599,832	-	-	-		599,832
Depreciation and amortization	74,438	-	202,222	-	AA	276,660
Total costs and expenses	26,076,342	16,486,603	202,222	(5,257)		42,759,910

Operating loss From Continuing Operations	(5,595,012)	(12,320,229)	(202,222)	(973)		(18,118,436)

Other Income (Expense):
Change in fair value of warrant liability	3,984	-	-	-		3,984
Interest and investment income	2,327,974	-	-	6,230	BB	2,334,204
Gain on sale of investment	5,805,858	-	-	-		5,805,858
Interest expense	(834,785)	-	-	(5,257)	BB	(840,042)
Gain on debt redemption	111,151	-	-	-		111,151
Total other income (expense), net	7,414,182	-	-	973		7,415,155

Income (loss) from continuing operations before income taxes	1,819,170	(12,320,229)	(202,222)	-		(10,703,281)
Income taxes	(85,740)					(85,740)
Income (loss) from continuing operations, net of tax	$1,733,430	$(12,320,229)	$(202,222)	$-		$(10,789,021)

Income (loss) from continuing operations per share
Basic	$0.05	$(0.38)	$(0.01)	$-		$(0.34)
Diluted	$0.05	$(0.38)	$(0.01)	$-		$(0.33)

Weighted-average shares outstanding- basic	32,030,855	32,030,855	32,030,855	32,030,855		32,030,855

Weighted-average shares outstanding- diluted	32,230,845	32,230,845	32,230,845	32,230,845		32,230,845

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1. Basis of Presentation

In accordance with ASC 805 – Business Combination, the Company will be considered as the acquirer for financial reporting purposes. Accordingly, for accounting purposes, the Company will record the assets and identifiable intangibles acquired and liabilities assumed in the Transaction at their fair values at the date of acquisition. Any excess of the fair value of the net assets acquired over the purchase price will be recorded as a bargain purchase gain.

The unaudited pro forma condensed combined balance sheet as of September 30, 2024, gives pro forma effect to the Transaction as if it had occurred on September 30, 2024. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2024, and for the year ended December 31, 2023, give pro forma effect to the Transaction as if it had been completed immediately prior to January 1, 2023. These periods are presented on the basis of the Company as the accounting acquirer.

The pro forma adjustments reflecting the consummation of the Transaction and related transactions are based on certain currently available information and certain assumptions and methodologies that the Company believes are reasonable under the circumstances. The Company has not completed a formal valuation of Kyber’s assets and liabilities, including identifiable intangible assets, as of the date of this Current Report on Form 8-K/A. As a result, the unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible the differences may be material. The Company believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Transaction and related transactions based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The Company obtained control of Kyber for no consideration other than payment of certain professional fees incurred by Kyber resulting from the transaction. The Company recorded an estimated gain on bargain purchase representing the excess of the acquisition date fair value of assets acquired over the acquisition date fair value of the consideration transferred. The bargain purchase was a result of the Sellers’ plan to wind down and terminate Kyber’s operations if a sale were not completed by October 31, 2024.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Transaction. The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Transaction and related transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the Company. They should be read in conjunction with the historical financial statements and notes thereto of the Company and Kyber.

Note 2. Accounting Policies

In connection with the consummation of the Transaction, management is performing a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the Company. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

Note 3. Preliminary Purchase Price Allocation and Intangible Assets

The following table summarizes the components of the purchase consideration.

Consideration transferred at closing	$-
Payment for Sellers’ professional fees	250,000
Total consideration	$250,000

A preliminary allocation of the purchase consideration to the estimated fair value of the assets acquired and liabilities assumed by the Company in connection with the Transaction is as follows:

		Estimated useful life
Assets Acquired
Cash	$2,988,633
Accounts receivable, net	665,497
Prepaid expenses and other assets	11,536
Customer relationship intangible	1,050,000	6 years
Trademark intangible	245,000	9 years
	4,960,666
Liabilities Assumed
Accrued expenses	1,800,678
Deferred revenues	1,864,988
	3,665,666
Gain on bargain purchase	(1,045,000)
Fair value of consideration transferred	$250,000

The pro forma purchase price allocation presented above is preliminary and, as a result, the amounts presented could change materially when the purchase price allocation is finalized.

Note 4. Adjustments to Unaudited Pro Forma Condensed Combined Financial Statements

The adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2024, are as follows:

A.	Reflects preliminary purchase price allocation and elimination of Kyber’s historical members’ equity.
B.	Reflects elimination of assets not included in the Transaction and elimination of historical balance of Kyber intangibles, which were recorded at fair value in A above.
C.	Reflects reclassification of Kyber’s historical balances to be consistent with the Company’s historical presentation.

The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for year ended December 31, 2023 and for the nine month period ended September 30, 2024 are as follows:

AA.	Represents the amortization of the identifiable intangibles acquired in the Transaction.
BB.	Reflects reclassification of Kyber’s historical balances to be consistent with the Company’s historical presentation.

The Company’s net deferred tax assets as of September 30, 2024, are subject to a full valuation allowance, therefore the Condensed Combined Statements of Operation do not reflect any income tax benefit that may arise from the adjustments in AA above.

Note 5. Loss per Share

Loss per share was calculated using the Company’s historical weighted average basic and diluted shares outstanding for the periods ended December 31, 2023, and September 30, 2024.